Phoenix Life Variable Accumulation Account	PHL Variable Accumulation Account
The Phoenix Edge® – VA for New York	The Phoenix Edge® – VA
Phoenix Spectrum Edge®	Retirement Planner’s Edge
Phoenix Spectrum Edge®+	Freedom Edge®
Retirement Planner’s Edge	Phoenix Premium Edge®
Freedom Edge®	Phoenix Income Choice®
Phoenix Income Choice®	Phoenix Investor’s Edge®
Phoenix Investor’s Edge®	Phoenix Asset Manager
Phoenix Asset Manager
Phoenix Dimensions®	PHLVIC Variable Universal Life Account
Phoenix Joint Edge® VUL
Phoenix Life Variable Universal Life Account	Phoenix Executive VUL®
The Phoenix Edge®	Phoenix Express VULSM
The Phoenix Edge® SPVL	Phoenix Express VULSM (06)
Estate Edge®	The Phoenix Edge® SVUL
Estate Strategies	The Phoenix Edge® VUL
Corporate Edge
Executive Benefit VUL	Phoenix Life and Annuity Variable Universal Life Account
Phoenix Executive VUL®	Corporate Edge
Phoenix Express VULSM	Executive Benefit VUL
Phoenix Express VULSM (06)
Phoenix Benefit Choice VUL®
Phoenix Joint Edge® VUL
Phoenix Executive VUL® (2008)

Supplement to Prospectuses

This supplement should be read with the last effective prospectus, along with any other applicable supplements, for the above listed variable annuity and variable universal life products.

With regard to the variable investment option of the Separate Account that invests in the pertinent underlying fund, the following changes have occurred:

Effective April 30, 2012, the Invesco V.I. Capital Appreciation Fund – Series I shares merged into the Invesco Van Kampen V.I. Capital Growth Fund – Series I shares. Also effective April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund – Series I shares changed its name to the Invesco Van Kampen V.I. American Franchise Fund – Series I shares.

May 9, 2012	Keep this supplement for future reference.

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